AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED APRIL 3, 2014
TO
PROSPECTUS DATED MARCH 1, 2014
(AS SUPPLEMENTED THROUGH MARCH 15, 2014)

AMERICAN INDEPENDENCE BOYD WATTERSON SHORT-TERM ENHANCED BOND FUND

(TICKER SYMBOLS: ISBSX, ISTSX)

Effective immediately, the Prospectus is hereby amended and supplemented, to reflect the following changes:

Investment Objective.  The Boyd Watterson Short-Term Enhanced Bond Fund’s (the “Fund”) investment objective is to provide investors with as high a level of current income as is consistent with liquidity and safety of principal by investing primarily in investment-grade bonds with maturities of 1-3 years.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE